Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,468,554 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	606,623,828
Aggregate Outstanding Principal Balance – Treasury Bill	64,939,726
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.71%
Aggregate Outstanding Principal Balance – One Month LIBOR	541,684,102
Percentage of Aggregate Outstanding Principal Balance – One Month LIBOR	89.29%
Number of Borrowers	19,640
Average Outstanding Principal Balance Per Borrower	30,887
Number of Loans	35,151
Average Outstanding Principal Balance Per Loan – Treasury Bill	39,262
Average Outstanding Principal Balance Per Loan – One Month LIBOR	16,171
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.83%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,161	$91,877,080	15.1%
3.01% to 3.50%	6,714	92,700,342	15.3
3.51% to 4.00%	6,220	96,922,170	16.0
4.01% to 4.50%	7,393	106,805,578	17.6
4.51% to 5.00%	2,453	40,314,640	6.6
5.01% to 5.50%	659	13,828,820	2.3
5.51% to 6.00%	650	13,485,282	2.2
6.01% to 6.50%	853	16,822,748	2.8
6.51% to 7.00%	1,159	25,212,119	4.2
7.01% to 7.50%	403	10,818,329	1.8
7.51% to 8.00%	909	28,358,624	4.7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
8.01% to 8.50%	839	31,133,039	5.1
Equal to or greater than 8.51%	738	38,345,057	6.3
Total	35,151	$606,623,828	100.0%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
8.01% to 8.50%	839	31,133,039	5.1
Equal to or greater than 8.51%	738	38,345,057	6.3
Total	35,151	$606,623,828	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than 5,000	3,813	$9,808,635	1.6%
$5,000.00 - $9,999.99	2,698	19,966,056	3.3
$10,000.00 - $14,999.99	2,234	28,870,017	4.8
$15,000.00 - $19,999.99	1,791	31,181,022	5.1
$20,000.00 - $24,999.99	1,440	32,332,574	5.3
$25,000.00 - $29,999.99	1,140	31,319,134	5.2
$30,000.00 - $34,999.99	905	29,291,614	4.8
$35,000.00 - $39,999.99	795	29,775,646	4.9
$40,000.00 - $44,999.99	641	27,210,765	4.5
$45,000.00 - $49,999.99	563	26,715,542	4.4
$50,000.00 - $54,999.99	425	22,309,366	3.7
$55,000.00 - $59,999.99	356	20,450,873	3.4
$60,000.00 - $64,999.99	333	20,792,870	3.4
$65,000.00 - $69,999.99	311	20,965,220	3.5
$70,000.00 - $74,999.99	220	15,897,795	2.6
$75,000.00 - $79,999.99	215	16,672,169	2.7
$80,000.00 - $84,999.99	183	15,093,132	2.5
$85,000.00 - $89,999.99	138	12,092,499	2.0
$90,000.00 - $94,999.99	133	12,295,698	2.0
$95,000.00 - $99,999.99	135	13,135,695	2.2
$100,000.00 and above	1,081	170,447,508	28.1
Total	19,640	$606,623,828	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 - 30 Days	34,093	$578,241,555	95.3%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
31 - 60 Days	359	9,749,057	1.6
61 - 90 Days	242	5,910,003	1.0
91 - 120 Days	123	4,523,437	0.7
121 - 150 Days1	75	32,332,574	0.4
151 - 180 Days	55	1,638,477	0.3
181 - 210 Days	52	665,796	0.1
Greater than 210 Days	152	3,204,362	0.5
Total	35,151	606,623,828	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	96	$34,925	*
4 to 12	501	511,641	0.1%
13 to 24	1,246	2,648,351	0.4
25 to 36	3,941	8,468,527	1.4
37 to 48	1,858	8,118,743	1.3
49 to 60	1,597	9,353,601	1.5
61 to 72	1,366	9,773,454	1.6
73 to 84	1,743	14,175,315	2.3
85 to 96	3,569	29,146,716	4.8
97 to 108	1,638	19,293,087	3.2
109 to 120	1,404	19,349,788	3.2
121 to 132	2,180	41,849,646	6.9
133 to 144	2,155	44,303,452	7.3
145 to 156	3,821	80,161,648	13.2
157 to 168	1,723	43,952,070	7.2
169 to 180	1,321	39,150,155	6.5
181 to 192	1,160	39,960,992	6.6
193 to 204	862	31,615,753	5.2
205 to 216	691	29,163,246	4.8
217 to 228	487	21,895,800	3.6
229 to 240	384	17,644,070	2.9
241 to 252	239	11,384,366	1.9
253 to 264	171	8,063,313	1.3
265 to 276	145	8,541,784	1.4
277 to 288	95	5,322,506	0.9
289 to 300	211	15,906,661	2.6
301 to 312	395	32,365,705	5.3
313 to 324	30	2,231,424	0.4
325 to 336	17	1,673,700	0.3
337 to 348	20	2,115,629	0.3
349 to 360	53	5,176,557	0.9
361 and above	32	3,271,201	0.5

___________________
*	Represents a percentage greater than 0% but less than 0.05%.

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Total	35,151	$606,623,828	100.0%

___________________
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	840	$18,179,503	3.0%
Forbearance*	2,036	58,637,698	9.7
Repayment
First year in repayment	186	9,010,982	1.5
Second year in repayment	198	7,817,784	1.3
Third year in repayment	281	12,672,141	2.1
More than 3 years in repayment	31,610	500,305,720	82.5
Total	35,151	$606,623,828	100.0%

____________________
*
Of the trust student loads in forbearance status approximately 205 loans with an aggregate outstanding principal balance of $5,834,385, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 146.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.4	–	195.2
Forbearance	–	6.8	200.7
Repayment	–	–	166.9
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $18,179,503 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $13,235,869 or approximately 72.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	185	$3,650,362	0.6%
Alaska	53	785,120	0.1
Arizona	794	15,228,491	2.5
Arkansas	116	1,977,141	0.3
California	3,918	71,843,666	11.8
Colorado	622	11,313,484	1.9
Connecticut	441	6,251,387	1.0
Delaware	80	1,994,092	0.3
District of Columbia	141	2,088,045	0.3
Florida	5,306	82,363,099	13.6
Georgia	994	18,652,311	3.1
Hawaii	144	2,492,273	0.4
Idaho	125	1,826,028	0.3
Illinois	961	14,543,996	2.4
Indiana	648	11,019,802	1.8
Iowa	181	2,713,978	0.4
Kansas	624	10,503,060	1.7
Kentucky	202	3,413,357	0.6
Louisiana	619	10,838,538	1.8
Maine	88	1,233,300	0.2
Maryland	776	14,797,341	2.4
Massachusetts	890	13,022,806	2.1
Michigan	585	11,232,325	1.9
Minnesota	526	8,710,982	1.4
Mississippi	160	3,817,548	0.6
Missouri	795	14,264,410	2.4
Montana	83	1,335,911	0.2

2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Nebraska	92	1,462,356	0.2
Nevada	219	4,395,495	0.7
New Hampshire	134	1,858,909	0.3
New Jersey	893	13,311,953	2.2
New Mexico	118	2,772,744	0.5
New York	2,166	32,746,749	5.4
North Carolina	793	11,966,031	2.0
North Dakota	25	536,796	0.1
Ohio	2,607	53,832,730	8.9
Oklahoma	427	7,557,740	1.2
Oregon	539	9,993,145	1.6
Pennsylvania	833	13,824,806	2.3
Rhode Island	79	1,548,668	0.3
South Carolina	247	5,068,545	0.8
South Dakota	28	484,895	0.1
Tennessee	454	8,891,727	1.5
Texas	2,506	41,803,100	6.9
Utah	119	3,069,242	0.5
Vermont	53	977,710	0.2
Virginia	818	14,035,038	2.3
Washington	1,270	21,763,559	3.6
West Virginia	116	2,410,018	0.4
Wisconsin	245	3,738,241	0.6
Wyoming	33	723,478	0.1
Other	280	5,937,304	1.0
Total	35,151	$606,623,828	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
2004-2

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	17,304	$238,945,564	39.4%
Other Repayment Options(1)	13,762	242,973,081	40.1
Income-driven Repayment(2)	4,085	124,705,184	20.6
	35,151	$606,623,828	100.0%

___________________
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 266 loans with an aggregate outstanding principal balance of $10,004,146 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	17,418	$248,393,044	40.9%
Unsubsidized	17,733	358,230,784	59.1
Total	35,151	606,623,828	100.0%

2004-2

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	394	$238,945,564	3.1%
October 1, 1993 through June 30, 2006	34,757	587,554,966	96.9
July 1, 2006 and later	0	0	0.0
Total	35,151	$606,623,828	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,023	$11,500,443	1.9%
College Assist	20	499,707	0.1
Educational Credit Management Corporation	728	15,193,075	2.5
Florida Off of Student Financial Assistance	5,715	78,307,268	12.9
Great Lakes Higher Education Corporation	15,585	324,208,068	53.4
Illinois Student Assistance Comm	835	11,543,082	1.9
Kentucky Higher Education Assistance Authority	1,859	24,667,654	4.1
Louisiana Office of Student Financial Assistance	205	2,929,908	0.5
Michigan Guaranty Agency	360	4,986,351	0.8
Nebraska National Student Loan Program	6	137,750	*
New York State Higher Ed Services Corp	3,835	53,036,883	8.7
Oklahoma Guaranteed Stud Loan Prog	289	4,473,795	0.7
Pennsylvania Higher Education Assistance Agency	2,450	38,957,939	6.4
Texas Guaranteed Student Loan Corp	2,241	36,181,906	6.0
Total	35,151	$606,623,828	100.0%

____________________
*	Represents a percentage greater than 0% but less than 0.05%.

2004-2